BIOLOGICAL ASSETS	12 Months Ended
Jan. 31, 2019
BIOLOGICAL ASSETS [abstract]
BIOLOGICAL ASSETS
6.	BIOLOGICAL ASSETS

The Company’s biological assets consist of cannabis plants. The continuity for biological assets for the year ended January 31, 2019, was as follows:

Balance, January 31, 2018 and 2017	$-
Acquired biological assets	2,298,534
Fair value adjustment on biological assets	(278,920)
Increase in biological assets due to capitalized costs	1,751,906
Transferred to inventory upon harvest	(1,900,980)
Balance, January 31, 2019	$1,870,540

Biological assets are valued in accordance with IAS 41 – Agriculture ("IAS 41") and are presented at their fair values less costs to sell up to the point of harvest. The Company’s biological assets are primarily cannabis plants, and because there is no actively traded commodity market for plants or dried product, the valuation of these biological assets is obtained using valuation techniques where the inputs are based upon unobservable market data (Level 3).

The valuation of biological assets is based on a market approach where fair value at the point of harvest is estimated based on selling prices less the costs to sell at harvest. For in process biological assets, the fair value at point of harvest is adjusted based on the stage of growth. As at January 31, 2019, on average, the biological assets were 51% complete as to the next expected harvest date.

The significant unobservable inputs and their range of values are noted in the table below:

			Effect on Fair Value as of January 31:
Significant Inputs
and Assumptions	Range of Inputs	Sensitivity	2019	2018 and 2017
Selling Price Per	$0.14 to $5.93	Increase 5%	$12,001	N/A (1)
Gram		Decrease 5%	$(9,200)
Estimated Yield Per	237.87 to 257.10 grams	Increase 5%	$91,756	N/A (1)
Cannabis Plant		Decrease 5%	$(91,756)

(1) The Company had no biological assets as of January 31, 2018 and 2017

During the year ended January 31, 2019, the Company’s biological assets produced 1,184,756 grams (2018 and 2017 – nil).